UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2021

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Item 3.03. Material Modification to Rights of Security Holders.

Following the issuance of the 4.45% Non-Cumulative Perpetual Preferred Stock, Series E, liquidation preference $1,000 per share, par value $1 per share (the “Series E Preferred Stock”), of Regions Financial Corporation (the “Company”) on May 4, 2021, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock, any shares of the Company that rank junior to the Series E Preferred Stock or any shares of the Company that are pari passu with the Series E Preferred Stock with respect to the payment of dividends (including the Company’s 6.375% Non-Cumulative Perpetual Preferred Stock, Series A, the Company’s 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, the Company’s 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C and the Company’s Non-Cumulative Perpetual Preferred Stock, Series D) is subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series E Preferred Stock for the last preceding dividend period. The terms of the Series E Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.6 to the Company’s Form 8-A filed on May 3, 2021 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2021, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series E Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.6 to the Company’s Form 8-A filed on May 3, 2021 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 4, 2021, the Company is sending redemption notices to the holders of the depositary shares (the “Series A Depositary Shares”) each representing a 1/40th interest in a share of the Company’s 6.375% Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), which will result in the redemption on June 15, 2021 (the “Redemption Date”) of the Series A Depositary Shares and the Series A Preferred Stock pursuant to the terms of the Deposit Agreement, dated as of November 1, 2012, between the Company, Computershare Trust Company, N.A., as Depositary, Computershare, Inc. and the holders from time to time of the depositary receipts described therein and the Certificate of Designations of the Series A Preferred Stock. The aggregate redemption price will equal $1,000 per share of Series A Preferred Stock (equivalent to $25 per Series A Depositary Share), plus any declared and unpaid dividends (without regard to any undeclared dividends) to but excluding the Redemption Date.

In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01. Other Events.

On April 27, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Regions Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering (the “Offering”) of 16,000,000 depositary shares (the “Series E Depositary Shares”), each representing a 1/40th interest in a share of the Series E Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-229810) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

Copies of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

The Deposit Agreement, dated as of May 4, 2021 (the “Deposit Agreement”), by and among Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, the Company and the holders from time to time of the depositary receipts described therein, relating to the Series E Depositary Shares is attached as Exhibit 4.1 to this Current Report on Form 8-K. The form of depositary receipt representing the Series E Depositary Shares is included as Exhibit A to the Deposit Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 27, 2021, by and among Regions Financial Corporation and Morgan Stanley & Co. LLC, BofA Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Regions Securities LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of Regions Financial Corporation, filed with the Secretary of State of the State of Delaware and effective April 29, 2021 (filed as Exhibit 3.6 to the Company’s Form 8-A filed on May 3, 2021 and incorporated by reference herein).

4.1	Deposit Agreement, dated as of May 4, 2021, by and among Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, Regions Financial Corporation and the holders from time to time of the depositary receipts described therein (filed as Exhibit 4.1 to the Company’s Form 8-A filed on May 3, 2021 and incorporated by reference herein).

4.2	Form of depositary receipt representing the Series E Depositary Shares (included as Exhibit A to Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: May 4, 2021	By:	/s/ Hardie B. Kimbrough, Jr.
		Name:	Hardie B. Kimbrough, Jr.
		Title:	Executive Vice President and Controller